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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                      FORM 8-K

                                   CURRENT REPORT


                             -------------------------

                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

                             -------------------------

                          DATE OF REPORT: December 3, 1998
                          (Date of earliest event reported)


                            PHOTOGEN TECHNOLOGIES, INC.
               (Exact name of registrant as specified in its charter)


      NEVADA                           0-23553                 36-4010347
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
    of incorporation or                                    Identification No.)
       organization)





            7327 OAK RIDGE HIGHWAY, SUITE B
               KNOXVILLE, TENNESSEE                               37931
         (Address of principal executive offices)               (Zip Code)

                                   (423) 769-4011
                (Registrant's telephone number including area code)


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ITEM 5.   OTHER EVENTS.

     Photogen Technologies, Inc. ("the Company"), in a press release dated
December 3, 1998 and filed as Exhibit 99 hereto, announced that it has received two patents by the United States Patent and Trademark Office. The
Company had previously announced that the Patent and Trademark Office issued notices of allowance for the claims covered in these patents.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  The following exhibit is filed with this report:

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
99 Press release of the Company, dated December 3, 1998, announcing the receipt of two patents by the United States Patent and Trademark Office.

                                      SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Photogen Technologies, Inc.



                                       By:  /s/ John Smolik
                                            -----------------------------
                                            John Smolik, President
Date:     December 8, 1998


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                                   EXHIBIT INDEX


Exhibit            Description
No.
99        Press release of the Company, dated December 3, 1998, announcing the receipt of two patents by the United States Patent and Trademark
          Office.